SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                     ----------------------------------


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934




                               April 5, 2002
              Date of report (date of earliest event reported)



                           QUADRAMED CORPORATION
             (Exact Name of Registrant as Specified in Charter)

          Delaware                  0-21031                     52-1992861

      (State or Other         (Commission File Number)        (IRS Employer
        Jurisdiction                                        Identification No.)
     of Incorporation)


               22 Pelican Way, San Rafael, California, 94901
               --------------------------------------------
                  (Address of Principal Executive Offices)



                               (415) 482-2100
                               --------------
            (Registrant's telephone number, including area code)









ITEM 4.

Changes in Registrant's Certifying Accountant.
---------------------------------------------

With the approval of the Audit Committee, QuadraMed has changed its independent public accountants twice in the past two fiscal years. QuadraMed and Arthur Andersen LLP ("Andersen") mutually agreed to Andersen's resignation as QuadraMed's independent accountants on March 27, 2000. Andersen had served as QuadraMed's independent public accountants for fiscal years 1998 and 1999 and prior periods. Pisenti & Brinker, LLP ("P&B"), appointed on May 8, 2000, has served as QuadraMed's independent public accountants for fiscal years 2000 and 2001 and subsequent interim periods. On April 5, 2002 PricewaterhouseCoopers, LLP ("PwC") was appointed as QuadraMed's independent public accountants for fiscal year ending December 31, 2002 and ratification of that appointment is now sought. Both
(a) Andersen's reports on QuadraMed's financial statements for the fiscal years 1998 and 1999 and any subsequent interim period and (b) P&B's reports on QuadraMed's financial statements for the fiscal years 2000 and 2001 and any subsequent interim period did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

There were no disagreements between QuadraMed and its independent public accountants on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of its independent public accountants, would have caused them to make reference to the subject matter of such disagreements in connection with their reports (a) during QuadraMed's fiscal years 1998 and 1999 and through March 27, 2000, with respect to Andersen; and (b) during QuadraMed's fiscal years 2000 and 2001 and any subsequent interim period with respect to P&B.

In addition, (a) during QuadraMed's fiscal years 1998 and 1999 and through March 27, 2000, with respect to Andersen, and (b) during QuadraMed's fiscal years 2000 and 2001 and any subsequent interim period with respect to P&B, QuadraMed was never advised that:

         1. The internal controls necessary for QuadraMed to develop reliable financial statements did not exist.

         2. Information had come to the attention of the independent public accountants that led them to no longer be able to rely on management's representations, or that made them unwilling to be associated with the financial statements prepared by management.

         3. There was a need to expand significantly the scope of an audit, or that information had come to the attention of the independent public accountants during such period that, if further investigated, may (i) materially impact the fairness or reliability of previously issued financial statements and Reports of Independent Auditors, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report, or (ii) cause the independent accountants to be unwilling to rely on management's representations or be associated with QuadraMed's financial statements.

         4. Information had come to the attention of the independent public accountants that they had concluded materially impacted the fairness or reliability of previously issued financial statements and Reports of Independent Auditors, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report.

QuadraMed provided Andersen with a copy of these disclosures and asked Andersen to provide it with a letter addressed to the Securities and Exchange Commission stating whether it agreed with QuadraMed's disclosures and, if not, to specify in which respects it did not agree. A copy of Andersen's letter was filed previously with the Securities and Exchange Commission as Exhibit 16.2 to QuadraMed's Current Report on Form 8-K dated March 31, 2000.

QuadraMed provided P&B with a copy of these disclosures and asked P&B to provide it with a letter addressed to the Securities and Exchange Commission stating whether it agreed with QuadraMed's disclosures and, if not, to specify in which respects it did not agree. A copy of P&B's letter has been filed with the Securities and Exchange Commission as Exhibit 16.1 to QuadraMed's Current Report on Form 8-K dated April 5, 2002.


ITEM 7.  Exhibits.
         --------

         Exhibit No.          Description

         16.1                 Letter dated April 5, 2002 from Pisenti &
                              Brinker, LLP.

                                 SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: April 5, 2002                     By:  /s/ Mark N. Thomas
                                           __________________________________
                                           Name: Mark N. Thomas
                                           Title: Chief Financial Officer
                                                  (Principal Financial and
                                                  Accounting Officer)




                                                              EXHIBIT 16.1


                           PISENTI & BRINKER LLP
                              1318 Redwood Way
                                 Suite 210
                             Petaluma, CA 94954



April 5, 2002

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Ladies and Gentlemen:

We have read the paragraphs of Item 4 included in the Form 8-K dated April 5, 2002 of QuadraMed Corporation to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.


Very truly yours,



/s/ Pisenti & Brinker, LLP
-----------------------------
Pisenti & Brinker, LLP